Exhibit 10.4

THIS AGREEMENT is made on the 6th day of May, Two Thousand and Three

BETWEEN

CHINAWE.COM INC., whose principal executive office is situated at c/o Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022-1987 (the ‘‘Company’’) of the one part and

VIVIAN WAI WA CHU (‘‘Ms. Chu’’) of 9A, Lucky Horse Industrial Building, 64 Tong Mi Road, Kowloon, Hong Kong.

WHEREAS    the Company is a corporation listed on the OTCBB of the United States National Association of Securities Dealers, Inc.;

AND WHEREAS    Ms. Chu is a director of the Company.

NOW IT IS HEREBY AGREED as follows:

(1)	Ms. Chu hereby agrees, at the request of the Company, to lend an aggregate sum of HK$1,200,000 (‘‘the Loan’’) to the Company.

(2)	It is hereby agreed that the Company shall pay an additional amount of HK$262,000 to Ms. Chu, being a lump sum interest payment of the Loan extended to the Company for the period between the date hereof and the 30th day of June, 2004 (‘‘the Interest’’).

(3)	The Loan, together with the Interest, shall be repaid to Ms. Chu in the following manner:

(a)	HK$15,640.60 no later than the 6th day of August, 2003;

(b)	HK$15,640.60 no later than the 6th day of September, 2003;

(c)	HK$231,281.20 no later than the 10th day of September, 2003;

(d)	HK$15,640.60 no later than the 6th day of October, 2003;

(e)	HK$15,640.60 no later than the 6th day of November, 2003;

(f)	HK$15,640.60 no later than the 6th day of December, 2003;

(g)	HK$15,640.60 no later than the 6th day of January, 2004;

(h)	HK$15,640.60 no later than the 6th day of February, 2004;

(i)	HK$15,640.60 no later than the 6th day of March, 2004;

(j)	HK$15,640.60 no later than the 6th day of April, 2004;

(k)	HK$15,640.60 no later than the 6th day of May, 2004;

(l)	Final payment of HK$1,074,312.80 no later than the 30th day of June, 2004;

(4)	This agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region (‘‘the HKSAR’’) and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the HKSAR courts.

IN WITNESS WHEREOF, the hands of the parties hereto the day and year first above written.

CHINAWE.COM INC.

By:	/s/ Wai Man Ying Ken
Name: Wai Man Ying Ken
Title: Director

By:	/s/ Vivian Wai Wa Chu
VIVIAN WAI WA CHU